EXHIBIT 19.13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AngloGold Ashanti Limited (the “Company”) on Form 20-F for the period ending 31 December 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 14 April 2014	/s/ Srinivasan Venkatakrishnan
Name: Srinivasan Venkatakrishnan
Title: Chief Executive Officer

Date: 14 April 2014	/s/ Richard Duffy
Name: Richard Duffy
Title: Chief Financial Officer

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